Exhibit 99.2 FIRST QUARTER 2025 EARNINGS CALL LEON TOPALIAN Chair, President and CEO STEVE LAXTON Executive Vice President and CFO April 29, 2025

FORWARD-LOOKING STATEMENTS Certain statements made in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The words “anticipate,” “believe,” “expect,” “intend,” “may,” “project,” “will,” “should,” “could” and similar expressions are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s best judgment based on current information, and although we base these statements on circumstances that we believe to be reasonable when made, there can be no assurance that future events will not affect the accuracy of such forward-looking information. The Company does not undertake any obligation to update these statements. The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the projected results and expectations discussed in this presentation. Factors that might cause the Company’s actual results to differ materially from those anticipated in forward- looking statements include, but are not limited to: (1) competitive pressure on sales and pricing, including pressure from imports and substitute materials; (2) U.S. and foreign trade policies affecting steel imports or exports; (3) the sensitivity of the results of our operations to general market conditions, and in particular, prevailing market steel prices and changes in the supply and cost of raw materials, including pig iron, iron ore and scrap steel; (4) the availability and cost of electricity and natural gas, which could negatively affect our cost of steel production or result in a delay or cancellation of existing or future drilling within our natural gas drilling programs; (5) critical equipment failures and business interruptions; (6) market demand for steel products, which, in the case of many of our products, is driven by the level of nonresidential construction activity in the United States; (7) impairment in the recorded value of inventory, equity investments, fixed assets, goodwill or other long- lived assets; (8) uncertainties and volatility surrounding the global economy, including excess world capacity for steel production, inflation and interest rate changes; (9) fluctuations in currency conversion rates; (10) significant changes in laws or government regulations affecting environmental compliance, including legislation and regulations that result in greater regulation of greenhouse gas emissions that could increase our energy costs, capital expenditures and operating costs or cause one or more of our permits to be revoked or make it more difficult to obtain permit modifications; (11) the cyclical nature of the steel industry; (12) capital investments and their impact on our performance; (13) our safety performance; (14) our ability to integrate businesses we acquire; (15) the impact of the COVID-19 pandemic, any variants of the virus, and any other similar public health situation; and (16) the risks discussed in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and elsewhere therein and in the other reports we file with the U.S. Securities and Exchange Commission. 2

NON-GAAP FINANCIAL MEASURES The Company uses certain non-GAAP (Generally Accepted Accounting Principles) financial measures in this news presentation, including adjusted earnings, EBITDA and Free Cash Flow (FCF). Generally, a non- GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable financial measure calculated and presented in accordance with GAAP. We define EBITDA as net earnings before noncontrolling interests adding back the following items: interest expense, net; provision for income taxes; depreciation; amortization; and losses and impairments of assets. We define Free Cash Flow (FCF) as Cash Provided by Operating Activities less Capital Expenditures. Please note that other companies might define their non-GAAP financial measures differently than we do. Management presents the non-GAAP financial measures of EBITDA and FCF in this news release because it considers them to be an important supplemental measure of performance. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors evaluating the Company’s financial and operational performance by providing a consistent basis of comparison across periods. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures provided in this presentation, including in the accompanying tables located in the Appendix. 3

Q1 FINANCIAL & OPERATIONAL HIGHLIGHTS 1 ✓✓ EB $1ITDA ..5 Billi:o $ n6 E 9BI 6 T Mi DlA lion FINANCIAL 2 ✓ Net Earnings: $156 Million ($179 Million Adjusted Net Earnings ) ✓ $845 Million Net Earnings PERFORMANCE 2 ✓ Earnings Per Diluted Share: $0.67 GAAP EPS ($0.77 Adjusted EPS ) ✓ $3.46 Earnings Per Share (diluted) ✓ Safety Record: Safest start to any year in Nucor history (0.62 I&I rate) OPERATIONAL ✓ Brandenburg: Shipments trending higher for last five quarters HIGHLIGHTS ✓ Planned Outages: Completed 10 planned outages during Q1 ✓ Capex: Deployed $859 million, mainly to growth projects CAPITAL ✓ NUE Share Repurchases: $300 million (2.3 million shares) ALLOCATION th ✓ Quarterly Dividend: $129 Million (207 consecutive quarterly pmt) ✓ Caring for Teammates: Forbes – America’s best large employers ✓ Caring for Environment: Barron’s – Top 100 sustainable companies LIVING OUR CULTURE ✓ Caring for Communities: Ongoing help to support hurricane victims ✓ Towers & Structures: Announced a third greenfield site in Utah ADVANCING OUR ✓ Bar Mill Ramp-ups: NC micro mill and Kingman melt shop set for Q3 GROWTH STRATEGY ✓ West Virginia Sheet Mill: Expect to complete construction end of 2026 4 1) EBITDA is a non-GAAP financial measure. For a reconciliation of non-GAAP measures, please refer to the Appendix 2) Adjusted Net Earnings excludes $29 million of pre-tax charges ($23 million after-tax). For a reconciliation of non-GAAP measures, please refer to the Appendix

NUMEROUS PROJECTS NEAR COMPLETION


BAR MILL
CONSTRUCTION

LEXINGTON, NC REBAR MICROMILL (430K tpa)

- First melt/cast/roll heat planned for June
- Mill ramp-up and initial shipments expected in Q3 2025

KINGMAN, AZ MELT SHOP (600K tpa)

- First heat of bar mill's new melt shop planned for June
- Expect to be operational by Q3 2025


NEW SHEET
COATING FACILITIES

INDIANA COATING COMPLEX

- 300K tpa continuous galv line and 250K tpa pre-paint line
- Expect to complete construction by end of 2025

BERKELEY GALV LINE (500K tpa)

- Targeting existing automotive & consumer durables mkt in SE
- Expect to complete construction by mid-2026


TOWERS &
STRUCTURES
GREENFIELDS

ALABAMA GREENFIELD

- Customers touring site frequently
- Initial phase of qualification process
- Pole production and galvanizing operations by Q3 2025

INDIANA GREENFIELD

- All equipment purchased, and installation is underway
- Pole production and galvanizing operations by Q1 2026

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MEANINGFUL DEVELOPMENTS SUPPORTING FAIR TRADE

STRONGER SECTION 232 MEASURES	**On February 10th, President Trump signed a proclamation strengthening Section 232 measures** • Reimposed 25% tariffs on steel imports from all sources effective March 12, 2025 • Terminates the product exclusion process and significantly broadens coverage to ~170 additional derivative products • More comprehensive approach should increase demand for domestically produced steel and fabricated steel products
CORE TRADE CASE UPDATE	**U.S. Department of Commerce released preliminary anti-dumping (AD) findings in early April** • AD rates recommended on producers in 10 countries • Follows initial countervailing duty (CVD) findings released in February • Final rulings on CVD and AD expected in August and October (DOC in August, ITC in October) • Final CORE rates will “stack” with 232 steel tariffs




NUCOR



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DESPITE EVERYTHING IN THE PERIPHERY – WE’RE FOCUSING ON THE FUNDAMENTALS Growing Revitalized Backlogs & Steel Trade Order Entry Policies Rates Reshoring, Pro-Business Rebuilding & Administration Repowering 7

2024 CORPORATE SUSTAINABILITY REPORT KEY HIGHLIGHTS th • 6 consecutive year of improved safety, with 0.77 injury & illness rate SAFETY & • An employer of choice with a 93% retention rate TEAMMATES • Expanded Nucor University with enhanced functionality and resources for teammate training and development • Nucor’s science-based plan for GHG emissions reduction toward net zero in 2050 recently certified by the Global Steel Climate Council • Supporting U.S. transition to clean power ENERGY & GHG – Working with other leading U.S. corporates to vet and support deployment of new technologies REDUCTION – 250 MW PPA tied to NextEra’s Sebree Solar in Henderson, KY GOALS expected to come online during second half of 2025 – Investing in next generation nuclear power with NuScale and Helion • Leveraging low-copper shred operations to reduce Scope 3 emissions • Nucor teammates providing ongoing support to communities affected by hurricanes Helene and Milton COMMUNITY • Partnering with educators across the country to develop college ready learners 8

CONSOLIDATED FINANCIAL RESULTS ($ in Millions except per share data) 1 2 Diluted EPS EBITDA Adj for $0.10 $3.46 impairment $1,503 $0.77 $751 $696 $1.22 $0.67 Q1'24 Q4'24 Q1'25 Q1'24 Q4'24 Q1'25 3 Capital Expenditures Cash Returned to Shareholders $1,135 $879 $859 $670 $444 $429 Q1'24 Q4'24 Q1'25 Q1'24 Q4'24 Q1'25 (1) Adjusted Earnings excludes $29 million of one-time charges. For a reconciliation of non-GAAP measures, please refer to the Appendix (2) EBITDA is a non-GAAP financial measure. For a reconciliation of non-GAAP measures, please refer to the Appendix 9 (3) Cash Returned to Shareholders includes dividends and share repurchases

Q1 2025 SEGMENT RESULTS (1) ADJUSTED PRE-TAX SEGMENT EARNINGS Q1 2025 VS Q4 2024 $millions $9 • Higher avg selling price STEEL $512 • Higher volumes MILLS $39 • Higher EBT/ton $441 • Lower avg selling price $17 $29 $1,102 STEEL $57 • Higher volumes $354 $307 PRODUCTS $329 $645 • Lower EBT/ton $309 $241 $169 ($168) ($165) ($228) ($263) ($398) • Lower margins scrap RAW processing ops & DRI facilities MATERIALS (2) (3) Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Steel Mills Steel Products Raw Materials Corporate/Eliminations (1) Total segment earnings before income taxes and non-controlling interests Adjusted to exclude $10 million impairment in Steel (3) Mills and $19 million impairment in Steel Products (2) Adjusted to exclude $83 million impairment in Raw Materials and $40 million 10 taken in Q1 2025. For a reconciliation of non-GAAP impairment in Steel Products taken in Q3 2024. For a reconciliation of non-GAAP measures, please refer to the Appendix. measures, please refer to the Appendix.

BALANCE SHEET STRENGTH & STABILITY…
…KEY ADVANTAGE DURING MARKET VOLATILITY

RECENT NUE PROOF POINTS

- Total Debt / LTM EBITDA of 2.2x (net leverage of ~1.1x)
- Successful $1B bond offering in Q1 (wtd avg coupon of 4.88%)
- Upsized revolver by $500M in Q1 to $2.25B (~$5B liquidity[3] as of 3/31)
- Rating agencies recently affirmed investment grade credit ratings and stable/positive outlooks
- Manageable debt maturity profile
- Remain committed to historical shareholder return practices (returning 40%+ of net earnings)
- Repurchased ~$1.5 billion of NUE shares over past four quarters

Q1 2025 BALANCE SHEET SUMMARY

$USD in millions *as of April 5, 2025*	**Amount**	**xLTM EBITDA[1]**	**% cap**
Total Debt	$7,880	2.2x	27%
Cash and Cash Equivalents	$4,061		
Net Debt	$3,819	1.1x	
Total Equity & Non-Controlling Int.	$21,115		73%
Total Book Capitalization	$28,995		100%

DEBT MATURITY PROFILE[2]



$5,000
$4,000
$3,000
$2,000
$1,000
$0
Sr. Notes
IRBs
Revolver
$22
$500
$50
$500
$41
$2,250
$15
$1,000
$1,222
$3,250
2025
2026
2027
2028
2029
2030
2031+

(1) EBITDA is a non-GAAP financial measure. For a reconciliation of non-GAAP measures, please refer to the Appendix
(2) Long-term debt includes current portion of LT debt and Finance Lease Obligations; excludes $1B of maturities in Q2'25, which have been prefunded. Debt maturity profile excludes ST debt and JV debt.
(3) Liquidity is defined as cash balance plus available revolver capacity of $2.25B Revolver less $1.35B outstanding floating-rate IRB's

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MARKET ENVIRONMENT, 3-6 MONTH OUTLOOK

POTENTIAL CATALYSTS

Sheet

- **Lower imports**
  - CORE trade case
  - Section 232 reboot
  - Lead times support domestic buying
- **Incremental demand**
  - Reshoring
  - Energy
  - Border Wall
- **Est shipments > Q1**
  - Fewer planned outages
  - Higher backlogs

Rebar & MBQ

- **Shipments & bookings** trending ahead of 2024
- **Mega projects** continue in 2025
- **MBQ to NUE fabrication** divisions trending well ahead of 2024
- **Lower rebar imports** expected

Plate & Structural

- **Plate demand improving:**
  - Bridge
  - Power Transmission
  - On-shore wind
- **Robust beam backlog**
  - Adv Manufacturing
  - Warehouse
  - Data Centers
  - Stadiums

Steel Products

- **Higher Backlogs across most fabricated products**
  - Some entering Q2 with highest backlogs in 2 yrs
- **Tube**
  - Lower imports
  - Border Wall
- **Racking**
  - Data center growth
  - Warehouse stabilizing
- **S232 Derivative Products**
  - Broader protections

MONITORING

Sheet:
- Consumer confidence
- Can share gains by domestic producers offset potential demand reduction
- New supply ramping

Rebar & MBQ:
- Regional disparities: South & Midwest > West
- Portland Cement calling for a softer 2025 outlook
- New supply hitting market

Plate & Structural:
- Certain markets still likely to be soft near-term: railcar, barge, HEAT markets

Steel Products:
- Labor trends and immigration policies
- Inflation & interest-rate risk

Sheet, Rebar & MBQ, and Plate & Structural:
- Near-term impact of market uncertainty
- Global oversupply threat remains relevant

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Q2 2025 EARNINGS OUTLOOK IMPACT ON Q2 SEGMENT EXPECTATIONS FOR Q2 vs Q1 EARNINGS VS Q1 • Higher realized pricing with stable volumes Steel Mills • Higher volumes offset by slightly lower Steel Products realized pricing • Slightly lower volumes and lower prices, Raw Materials offset by lower costs • Higher intersegment profits requiring Corp / Eliminations elimination upon consolidation Consolidated • Meaningfully higher compared to Q1 Earnings 13

APPENDIX 14

RECOGNITION FOR OUR EFFORTS & COMMITMENTS 15

2025 PROJECTED CAPEX: ~$3.0 BILLION Larger 2025 2025 Est. Description Projects Capex Completion West Virginia • 3,000,000 tpa mill with low GHG profile located $1,400 Late 2026 in heart of America’s largest sheet market Sheet Mill • Internal supply of a key steel-making input, Air Separation Units lower long-term costs, while creating new $170 Mid 2026 COST SAVING revenue streams via excess process gas sales 9% • 500,000 tpa galvanizing line for automotive Berkeley Galv Line $150 Mid 2026 and consumer durables markets MAINTENANCE 15% • Highly automated manufacturing complexes to IMPROVED PRODUCT Towers & Structures provide engineered solutions to utility $150 Q3’25; Q1’26 CAPABILITIES & EXPANSION Greenfields (AL & IN) infrastructure customers 65% • Adding continuous galvanizing (300,000 tpa) Indiana Coating and prepaint (250,000 tpa) lines to better serve $135 Late 2025 Complex regional construction market Kingman Bar Mill • 600,000 tpa melt shop to increase regional $60 Q3 2025 Melt Shop flexibility Lexington Rebar • 430,000 tpa micro mill serving the high-growth $50 Q3 2025 Micro Mill Southeast and mid-Atlantic • 500,000 tpa galvanizing capability to serve CSI Galv Line $50 Late 2027 western U.S. market 16

SEGMENT RESULTS: STEEL MILLS AND STEEL PRODUCTS STEEL MILLS $s in millions, tons in thousands % Change Versus Prior Shipments Q1 ’25 Q4 ’24 Q1 ’24 Prior Qtr. Q1 2025 vs. Q4 2024 Year Sheet 10% 0% 2,981 2,714 2,974 • Higher volumes Bars 2,290 1,887 1,912 21% 20% • Higher realized pricing Structural 577 508 550 14% 5% Plate 577 502 412 15% 40% Other Steel 38 42 -3% -10% 39 Total Shipments 6,463 5,650 5,890 14% 10% 1 Adj. EBT $241 $169 $1,102 43% -78% 1 Adj. EBT /Ton $37 $30 $187 23% -80% STEEL PRODUCTS $s in millions, tons in thousands % Change Versus Prior Shipments Q1 ’25 Q4 ’24 Q1 ’24 Prior Qtr. Q1 2025 vs. Q4 2024 Year Tubular 270 221 208 22% 30% Joist & Deck 182 178 180 2% 1% • Lower avg selling price Rebar Fabrication 239 247 238 3% 4% • Higher volumes Building Systems 48 57 55 -16% -13% Other 301 273 284 10% 6% • Lower EBT/ton Total Shipments 1,048 968 965 8% 9% 2 Adj. EBT $329 $307 $512 -7% -40% 2 Adj. EBT /Ton $293 $340 $531 -14% -45% 1 Adjusted to exclude $10 million impairment in Steel Mills taken in Q1 2025. For a reconciliation of non-GAAP measures, please refer to the Appendix. 2 Adjusted to exclude $19 million impairment in Steel Products taken in Q1 2025. For a reconciliation of non-GAAP measures, please refer to the Appendix. 17

SEGMENT RESULTS: RAW MATERIALS RAW MATERIALS $s in millions, tons in thousands % Change Versus Q1 2025 vs. Q4 2024 Prior Production Q1 ‘25 Q4 ‘24 Q1 ’24 Prior Qtr. Year DRI 1,038 1,005 1,066 3% -3% • Lower margins scrap processing ops & Scrap Processing 1,102 1,034 1,049 7% 5% DRI facilities 1 Total Production 2,140 2,039 2,115 5% 1% 2 EBT $29 $57 $9 -49% 222% 1 Total production excluding scrap brokerage activities. 2 EBT refers to Earnings (loss) before income taxes and noncontrolling interests as disclosed in relevant 18 Nucor quarterly earnings news release

QUARTERLY SALES AND EARNINGS DATA SALES TONS (THOUSANDS) TO OUTSIDE CUSTOMERS EARNINGS STEEL STEEL PRODUCTS (LOSS) BEFORE INCOME TAXES COMP. SALES OTHER TOTAL PRICE TOTAL JOIST & REBAR TUBULAR BLDG STEEL STEEL RAW TOTAL NET SALES PER $ PER YEAR SHEET BARS BEAM* PLATE STEEL DECK FAB PRODS SYSTEMS PRODS PRODS MATLS TONS ($ MILLIONS) TON ($) ($ 000’S) TON 2025 Q1 2,475 1,702 495 554 5,226 182 247 270 48 301 1,048 556 6,830 $7,830 $1,146 $215 $33 Q2 Q3 Q4 YEAR 2024 Q1 2,517 1,344 431 384 4,676 180 238 208 55 284 965 583 6,224 $8,137 $1,307 $1,111 $188 Q2 2,348 1,445 407 417 4,617 185 265 214 66 344 1,074 598 6,289 $8,077 $1,284 $831 $139 Q3 2,394 1,402 406 405 4,607 169 278 213 60 291 1,011 578 6,196 $7,444 $1,201 $335 $57 Q4 2,210 1,445 441 484 4,580 178 239 221 57 273 968 510 6,058 $7,076 $1,168 $332 $58 YEAR 9,469 5,636 1,685 1,690 18,480 712 1,020 856 238 1,192 4,018 2,269 24,767 $30,734 $1,241 $2,610 $111 19 *Beam includes all structural steel

QUARTERLY SALES PRICES & SCRAP COST STEEL MILLS AVERAGE SCRAP AND SCRAP AVG EXTERNAL SUBSTITUTE COST SALES PRICE TOTAL SHEET BARS BEAM* PLATE PER NET TON PER GROSS PER NET STEEL TON USED TON USED 2025 2025 st st 1 Quarter $888 $877 $1,300 $1,014 $938 $394 $352 1 Quarter nd nd 2 Quarter 2 Quarter First Half First Half rd 3 Quarter rd 3 Quarter Nine Months Nine Months th th 4 Quarter 4 Quarter YEAR YEAR 2024 2024 st st 1 Quarter $1,079 $993 $1,417 $1,334 $1,108 1 Quarter $421 $376 nd nd 2 Quarter $1,015 $942 $1,374 $1,301 $1,051 2 Quarter $396 $354 $1,048 $967 $1,396 $1,317 $1,079 $409 $365 First Half First Half rd rd 3 Quarter $913 $902 $1,319 $1,145 $967 3 Quarter $378 $338 Nine Months $1,003 $945 $1,371 $1,259 $1,042 Nine Months $399 $356 th th 4 Quarter $875 $851 $1,292 $1,036 $926 4 Quarter $381 $340 YEAR $974 $921 $1,350 $1,195 $1,013 YEAR $394 $352 20 *Beam includes all structural steel

QUARTERLY SALES PRICE STEEL PRODUCTS STEEL PRODUCTS AVG EXTERNAL SALES PRICE PER JOIST & FABRICATED TUBULAR BUILDING OTHER STEEL TOTAL STEEL NET TON DECK REBAR PRODUCTS SYSTEMS PRODUCTS PRODUCTS 2025 st 1 Quarter $2,734 $1,651 $1,351 $5,832 $2,838 $2,294 nd 2 Quarter First Half rd 3 Quarter Nine Months th 4 Quarter YEAR 2024 st 1 Quarter $3,330 $1,732 $1,776 $5,759 $2,889 $2,608 nd 2 Quarter $3,239 $1,745 $1,606 $5,428 $2,731 $2,517 $3,284 $1,739 $1,689 $5,577 $2,803 $2,560 First Half rd 3 Quarter $3,052 $1,752 $1,369 $5,702 $2,954 $2,469 Nine Months $3,210 $1,743 $1,582 $5,619 $2,851 $2,530 th $2,877 $1,734 $1,301 $5,750 $3,030 $2,448 4 Quarter YEAR $3,127 $1,741 $1,509 $5,650 $2,891 $2,510 21

RECONCILIATION OF GAAP TO NON-GAAP MEASURE - EBITDA $ in millions 2022 2023 2024 LTM Q1 2024 Q1 2025 Net earnings before $8,080 $4,913 $2,319 $1,586 $959 $226 non-controlling interests Net Interest expense $170 ($30) ($30) $22 ($38) $14 Income taxes $2,165 $1,360 $583 $376 $266 $59 Depreciation expense $827 $931 $1,094 $1,140 $257 $303 Amortization expense $235 $238 $262 $268 $59 $65 Losses and impairments $102 -- $137 $166 -- $29 of assets $7,412 $4,365 $3,558 $1,503 $696 EBITDA $11,579 22

RECONCILIATION OF GAAP TO NON-GAAP MEASURE – FREE CASH FLOW (FCF) $ in millions 2022 2023 2024 LTM Q1 2024 Q1 2025 CASH PROVIDED BY $10,072 $7,112 $3,979 $3,883 $460 $364 OPERATING ACTIVITIES CAPITAL EXPENDITURES ($1,948) ($2,214) ($3,173) ($3,362) ($670) ($859) FREE CASH FLOW $8,124 $4,898 $806 $521 ($210) ($495) 23

RECONCILIATION OF GAAP TO NON-GAAP MEASURE – EARNINGS ATTRIBUTABLE TO NUCOR STOCKHOLDERS $ in millions Q3 2024 Q1 2025 Diluted EPS Diluted EPS NET EARNINGS ATTRIBUTABLE $250 $1.05 $156 $0.67 TO NUCOR STOCKHOLDERS LOSSES AND IMPAIRMENTS OF $103 $0.44 $23 $0.10 ASSETS, NET OF TAX ADJUSTED NET EARNINGS ATTRIBUTABLE TO NUCOR $353 $1.49 $179 $0.77 STOCKHOLDERS 24

RECONCILIATION OF GAAP TO NON-GAAP MEASURE – PRE-TAX SEGMENT EARNINGS $ in millions Q3 2024 Q1 2025 Steel Raw Steel Raw Steel Mills Steel Mills Products Materials Products Materials EARNINGS (LOSS) BEFORE INCOME TAXES AND $309 $314 ($66) $231 $288 $29 NONCONTROLLING INTERESTS LOSSES AND IMPAIRMENTS -- $40 $83 $10 $19 -- OF ASSETS ADJUSTED EARNINGS (LOSS) BEFORE INCOME TAXES AND $309 $354 $17 $241 $307 $29 NONCONTROLLING INTERESTS 25